                   OPPENHEIMER CHAMPION INCOME FUND
                 Supplement dated July 11, 2003 to the
                   Prospectus dated November 22, 2002

1.   The  Prospectus  supplement  dated  February 5, 2003 is deleted and replaced by this supplement.

2.   The following is added at the end of the section  captioned  "About the Fund's Investments - Other Investment Strategies" on page 14:

Loans of Portfolio  Securities.  Securities  lending  allows the fund to retain  ownership of the securities  loaned and, at the same time,  earn additional  income.  The borrower  provides the Fund with  collateral in an amount  at least  equal to the value of the  securities  loaned.  The
Fund  maintains  the  ability  to obtain the right to vote or consent on proxy proposals  involving material events affecting  securities loaned.
If the  borrower  defaults on its  obligation  to return the  securities
loaned  because  of  insolvency  or  other   reasons,   the  Fund  could
experience  delays and costs in recovering the  securities  loaned or in gaining  access to the  collateral.  These  delays  and  costs  could be greater for foreign  securities.  If the Fund is not able to recover the securities  loaned,  the Fund may sell the  collateral  and  purchase  a replacement  investment  in the  market.  The  value  of the  collateral could  decrease  below the value of the  replacement  investment  by the time the  replacement  investment is purchased.  Loans will be made only to parties  deemed by the Manager to be in good  standing  and when,  in the Manager's  judgment,  the income earned would justify the risks. The value of the  securities  loaned  may not exceed 25% of the value of the
Fund's net assets.

3.   The  Prospectus  is changed by replacing  the  paragraph  captioned
"Portfolio Managers" on page 14 with the following paragraph:

Portfolio  Managers.  The  portfolio  managers of the Fund are Arthur P.
     Steinmetz  and  Dimitrios   Kourkoulakos.   They  are  the  persons
     principally  responsible  for  the  day-to-day  management  of  the
     Fund's  investments,  Mr.  Steinmetz since February 5, 2003 and Mr.
     Kourkoulakos  since June 2002. Both are Vice Presidents of the Fund and Mr.  Steinmetz is a Senior Vice President and Mr.  Kourkoulakos
     is a Vice  President  of the  Manager.  They also serve as officers and portfolio managers of other Oppenheimer funds.

July 11, 2003                                                 PS0190.024

                    OPPENHEIMER CHAMPION INCOME FUND
                 Supplement dated July 11, 2003 to the
      Statement of Additional Information dated November 22, 2002

The Statement of Additional Information is changed as follows:

1.    The  supplement  dated February 5, 2003 is deleted and replaced by this supplement.

2.    The  section  "Loans of  Portfolio  Securities"  under the caption
"About the Fund -  Additional  Information  About the Fund's  Investment
Policies  and  Risks"  on page  16 is  deleted  and  replaced  with  the following:

Loans  of  Portfolio  Securities.   The  Fund  may  lend  its  portfolio
securities  to  brokers,   dealers  and  other  financial   institutions
pursuant to the Securities  Lending  Agreement (the "Securities  Lending
Agreement") with JP Morgan Chase,  subject to the restrictions stated in the Prospectus.  Under the Securities  Lending  Agreement and applicable
regulatory   requirements  (which  are  subject  to  change),  the  loan collateral  must,  on each  business day, be at least equal to the value of the  loaned  securities  and must  consist of cash,  bank  letters of credit  or  securities  of the  U.S.  Government  (or  its  agencies  or instrumentalities),  or other  cash  equivalents  in  which  the Fund is permitted to invest.  To be acceptable as collateral,  letters of credit must  obligate  a bank to pay to JP  Morgan  Chase,  as  agent,  amounts demanded by the Fund if the demand  meets the terms of the letter.  Such terms of the letter of credit and the issuing bank must be  satisfactory to JP Morgan Chase and the Fund. The Fund will receive,  pursuant to the
Securities  Lending  Agreement,  80% of all annual net income (i.e., net of rebates to the Borrower) from  securities  lending  transactions.  JP
Morgan Chase has agreed,  in general,  to guarantee the  obligations  of borrowers  to  return  loaned  securities  and  to  be  responsible  for expenses relating to securities  lending.  The Fund will be responsible, however,  for risks  associated with the investment of cash  collateral, including  the risk that the  issuer of the  security  in which the cash collateral has been invested defaults.  The Securities Lending Agreement may be  terminated  by either  JP  Morgan  Chase or the Fund on 30 days'
written notice.  The terms of the Fund's loans must also meet applicable tests under the  Internal  Revenue Code and permit the Fund to reacquire loaned  securities on five  business  days' notice or in time to vote on any important  matter.  The Fund will lend its  portfolio  securities in conformity with the Fund's Securities Lending Guidelines,  as adopted by the Fund's Board.

3.    The biographical  information for Messrs.  Negri and Reedy on page
39 are deleted and replaced with the following:

     Arthur P.  Steinmetz,  Vice  President and Portfolio  Manager since
     February 5, 2003;  Senior  Vice  President  of the  Manager  (since
     March 1993) and of HarbourView Asset Management  Corporation (since
     March  2000);  an officer of 9 portfolios  in the  OppenheimerFunds complex.

July 11, 2003                                                       PX0190.010